UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 26, 2011

THESTREET, INC.
(Exact name of registrant as specified in its charter)

DELAWARE
(State or other jurisdiction of incorporation)

0-25779	06-1515824
(Commission File Number)	(IRS Employer Identification No.)

14 WALL STREET, 15TH FLOOR
NEW YORK, NEW YORK 10005
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:  (212) 321-5000

THESTREET.COM, INC.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the annual meeting of stockholders of TheStreet.com, Inc. (the “Company”) held on May 26, 2011 (the “Annual Meeting”), the stockholders of the Company approved the amendment of the Company’s restated certificate of incorporation in order to change the name of the Company to TheStreet, Inc.  An amendment to the Company’s restated certificate of incorporation was filed on May 31, 2011 to effect such a name change.  A copy of the amendment to the Company's restated certificate of incorporation is attached as Exhibit 99.1 to this Current Report.

Item 5.07  Submission of Matters to a Vote of Security Holders.

As noted in Item 5.03 above, the Company held the Annual Meeting on May 26, 2011.  Stockholders of record at the close of business on March 31, 2011 (the “Record Date”) were entitled to vote at the Annual Meeting.  As of the Record Date, there were issued and outstanding 31,915,555 shares of the Company’s common stock and 5,500 shares of the Company’s Series B Preferred Stock (the “Preferred Stock”).  The holders of the Preferred Stock were entitled to vote together as a single class with the holders of the Company’s common stock, having a vote equivalent to that of 3,865,942 shares of common stock, which is the number of votes that the holders of the Preferred Stock would be entitled to cast had such holders converted their Preferred Stock into shares of common stock on the Record Date.

The Company’s stockholders voted on five proposals at the Annual Meeting, as described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 15, 2011 (the “Proxy Statement”).  The final results for the votes are set forth below.

Proposal One:

The following individuals were elected as Class III directors to serve for a three-year term expiring at the Company’s Annual meeting in 2014, or until their respective successors are duly elected and qualified, by the votes set forth below:

	For	Withheld	Broker Non-Vote
Ronni Ballowe	20,187,416	366,800	10,227,268
Vivek Shah	20,305,945	248,271	10,227,268

Proposal Two:

The Company’s stockholders approved the amendment of the Company’s restated certificate of incorporation to change the Company’s name to “TheStreet, Inc.”, by the votes set forth below:

For	Against	Abstain
30,487,644	201,545	92,295

Proposal Three:

The Company’s stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011, by the votes set forth below:

For	Against	Abstain
30,580,249	196,147	5,088

Proposal Four:

The Company’s stockholders approved, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers as described in the Proxy Statement, by the votes set forth below:

For	Against	Abstain	Broker Non-Vote
18,792,267	1,750,408	11,541	10,227,268

Proposal Five:

The Company’s stockholders voted, on an advisory (non-binding) basis, to hold an advisory (non-binding) vote on the compensation of the Company’s named executive officers on an annual basis, by the votes set forth below:

One-Year Frequency	Two-Year Frequency	Three-Year Frequency	Abstain	Broker Non-Vote
19,088,746	20,993	1,437,610	6,867	10,227,268

Item 9.01  Financial Statements and Exhibits

(d)           Exhibits

Exhibit Number	Description
99.1	Certificate of Amendment to Restated Certificate of Incorporation filed May 31, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THESTREET, INC. (Registrant)

Date: June 2, 2011
By: /s/ Gregory Barton
Gregory Barton
Executive Vice President, Business
and Legal Affairs, General Counsel
& Secretary